THE NOTTINGHAM INVESTMENT TRUST II

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

Supplement Dated November 16, 2011

Shareholder Meeting Adjournment to November 30, 2011

You recently received notice of a shareholder meeting with respect to The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund (the “Funds”). The shareholder meeting, which was scheduled to take place on November 16, 2011, has been adjourned until November 30, 2011. If upon reconvening the meeting on November 30, 2011 all proposals are approved by shareholders, the proposals would take effect on December 1, 2011.

For further information or if you have questions, please contact the Funds toll-free at 1-877-892-4BCM (1-877-892-4226).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE